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                                                                   Exhibit 10.69


                                SEVENTH AMENDMENT

     SEVENTH AMENDMENT, dated as of April 21, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among COLE VISION CORPORATION, a Delaware corporation ("COLE VISION"), THINGS REMEMBERED, INC., a Delaware corporation ("THINGS REMEMBERED") and PEARLE, INC., a Delaware corporation ("PEARLE"; Cole Vision, Things Remembered and Pearle each being referred to as a "BORROWER" and collectively as the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS") and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").

                               W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth herein; and

     WHEREAS, the Administrative Agent and the Lenders are willing to effect such amendment, but only upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

     2. AMENDMENT TO SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by:

          (a) inserting the following new definition in its proper alphabetical order:

               "SEVENTH AMENDMENT EFFECTIVE DATE": April 29, 2000.

          (b) "COVENANT MODIFICATION PERIOD": the period from and including January 30, 2000 to and including June 29, 2000.


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     3.   AMENDMENT TO SUBSECTION 7.2(c). Subsection 7.2(c) of the Credit
Agreement is hereby amended by deleting "(90 days in the case of the fiscal year ending January 29, 2000)" where it appears therein and substituting in lieu thereof "(May 19, 2000, in the case of the fiscal year ending January 29, 2000)".

     4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, PROVIDED that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Each Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the Borrowers, the Lenders, and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment, and the Guarantors and Cole National Corporation shall have executed and delivered to the Administrative Agent the Acknowledgment and Consent attached hereto.

     6. CONTINUING EFFECT OF CREDIT AGREEMENT. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

     7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent.

     8. PAYMENT OF EXPENSES. The Borrowers agree, jointly and severally, to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        COLE VISION CORPORATION


                                        By: /s/ Joseph Gaglioti
                                            ----------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        THINGS REMEMBERED, INC.


                                        By: /s/ Joseph Gaglioti
                                            ----------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        PEARLE, INC.


                                        By: /s/ Joseph Gaglioti
                                            ----------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, NEW YORK AGENCY,
                                        as Administrative Agent


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                        CIBC INC.


                                        By:
                                            Name:
                                            ----------------------------------
                                            Title:

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                                        CREDIT SUISSE FIRST BOSTON


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        By: ___________________________________
                                            Name:
                                            Title:

                                        FIRST UNION NATIONAL BANK


                                        By: ___________________________________
                                            Name:
                                            Title:

                                        NATIONAL CITY BANK


                                        By: ___________________________________
                                            Name:
                                            Title:

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: ___________________________________
                                            Name:
                                            Title:

                                        FIFTH THIRD BANK, NORTHEASTERN OHIO


                                        By: ___________________________________
                                            Name:
                                            Title:




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                          ACKNOWLEDGMENT AND CONSENT

     (i) Cole National Corporation ("CNC"), as Guarantor under the Guarantee, dated as of March 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "CNC GUARANTEE"), made by CNC in favor of the Administrative Agent, for the benefit of the Lenders, and (ii) each of the other undersigned corporations, as Guarantors under the Guarantee and Collateral Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by this Amendment, and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such CNC Guarantee and Guarantee and Collateral Agreement, as applicable, are, and shall remain, in full force and effect after giving effect to this Amendment, and all prior modifications to the Credit Agreement.

                                        COLE NATIONAL CORPORATION


                                        By: /s/ Joseph Gaglioti
                                            ------------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        BAY CITIES OPTICAL COMPANY


                                        By: /s/ Joseph Gaglioti
                                            ------------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        WESTERN STATES OPTICAL, INC.


                                        By: /s/ Joseph Gaglioti
                                            ------------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        COLE VISION SERVICES, INC.


                                        By: /s/ Joseph Gaglioti
                                            ------------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer
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                                        COLE MANAGEMENT SERVICES, INC.


                                        By: /s/ Joseph Gaglioti
                                            ----------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        PEARLE VISIONCARE, INC.


                                        By: /s/ Joseph Gaglioti
                                            ----------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer

                                        PEARLE VISION MANAGED CARE -- HMO OF
                                        TEXAS, INC.


                                        By: /s/ Joseph Gaglioti
                                            ----------------------------------
                                            Name:  Joseph Gaglioti
                                            Title: Vice President & Treasurer